earnings presentation • Third Quarter 2023 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

3Q 2023 results 132nd Consecutive Quarter of Profitability 4 • EOP assets decreased $35.3 million compared to the linked quarter to $17.1 billion • EOP loans increased $96.6 million compared to the linked quarter to $10.6 billion • Average deposits increased $73.3 million compared to the linked quarter to $12.8 billion • EOP investment securities decreased $214.3 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $56.6 million; $56.8 million as adjusted1 • Noninterest expense – $122.0 million; $121.5 million as adjusted1 • Efficiency ratio – 57.55%. Adjusted1 efficiency ratio – 57.27% • Effective tax rate of 19.5%. Adjusted1 effective tax rate of 19.6% • Net interest income – $155.5 million • Net interest margin of 4.28% on a GAAP basis; 4.33% on a fully tax equivalent basis1 • Net income – $63.1 million or $0.66 per diluted share. Adjusted1 net income – $63.5 million or $0.67 per diluted share • Return on average assets – 1.48%. Adjusted 1 return on average assets – 1.49% • Return on average shareholders’ equity – 11.62%. Adjusted1 return on average shareholders’ equity – 11.70% • Return on average tangible common equity – 23.60%1. Adjusted1 return on average tangible common equity – 23.76% • Provision expense - $11.7 million • Net charge-offs – $16.4 million. NCOs / Avg. Loans – 0.61% annualized • Classified Assets / Total Assets - 0.82% • NPA / Total Assets – 0.44% • ACL / Total Loans – 1.36% • Total capital ratio – 13.51% • Tier 1 common equity ratio – 11.60% • Tangible common equity ratio – 6.50%. Adjusted1 Tangible common equity ratio – 9.07% • Tangible book value per share – $10.91 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

3Q 2023 highlights • Quarterly earnings driven by strong net interest margin and robust fee income • Adjusted1 earnings per share – $0.67 • Adjusted1 return on assets – 1.49% • Adjusted1 pre-tax, pre-provision return on assets – 2.12% • Adjusted1 return on average tangible common equity – 23.76% • End of period loan balances increased during the period, in line with expectations • EOP loan balances increased $96.6 million compared to the linked quarter; 3.6% on an annualized basis • Growth included a $72.1 million increase in residential mortgage loans and a $58.5 million increase in finance leases • Total average deposit balances increased $73.3 million, or 2.3% annualized • Growth in money market and retail CD balances offset declines in low-cost transaction accounts due to rate environment • $252.7 million increase in money market accounts; $118.9 million increase in retail CDs • Decline of $125.0 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 27.3% of average total deposits at September 30, 2023 • Total average deposits, excluding brokered, increased 3.8% on an annualized basis compared to the linked quarter • Net interest margin (FTE) decreased 15 bps to 4.33%, in line with expectations • Lower margin from second quarter driven by increased funding costs • 16 bp increase in earning asset yields partially offset 37 bp increase in cost of deposits • Adjusted1 noninterest income of $56.8 million • Record wealth management fees of $6.9 million • Strong foreign exchange income of $13.4 million • Leasing business revenue of $14.5 million, an increase of $4.3 million, or 41.6%, compared to linked quarter • Adjusted1 $0.2 million for losses on investment securities and other items not expected to recur 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5

3Q 2023 highlights • Adjusted1 noninterest expense of $121.5 million, a 4.0% increase from second quarter • Adjustments1 include costs related to our online banking conversion as well as other costs not expected to recur such as acquisition, severance and branch consolidation costs • Increase driven by higher employee costs, leasing expenses, and fraud losses • Efficiency ratio of 57.5%; 57.3% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $162.2 million; provision expense of $11.7 million o Loans and leases - ACL of $145.2 million; 1.36% of total loans o Unfunded Commitments - ACL of $17.0 million • Increase in provision expense driven by net charge-offs • NPA to total assets of 0.44% • $16.4 million in net charge-offs for the quarter; 61 bps as a percentage of loans on an annualized basis o $6.1 million charge-off resulting from $32 million loan sale; sale not concentrated in any particular industry o $6.9 million charge-off of large C&I loan that was negatively impacted by the Covid pandemic and has been unable to rebound • Classified assets remained stable at 0.82% of assets • Nonaccrual loans of $74.9 million; $21.2 million increase compared to linked quarter due to the downgrade of one large CRE relationship • Capital ratios in excess of targets • Total capital ratio of 13.51% • Tier 1 common equity of 11.60%; 26 basis point increase from linked quarter • Tangible book value decreased by $0.11, or 1.0%, to $10.91 due to decline in AOCI • Tangible common equity decreased 6 bps to 6.50%; 9.07%1 excluding ($410.0) million of AOCI • No shares repurchased in third quarter 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income[1]

The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance.

	3Q 2023 As Reported	3Q 2023 Adjusted [1]		2Q 2023 As Reported	2Q 2023 Adjusted [1]	
Net interest income	$ 155,455	$ 155,455		$ 159,232	$ 159,232	
Provision for credit losses-loans and leases	$ 12,907	$ 12,907		$ 12,719	$ 12,719	
Provision for credit losses-unfunded commitments	$ (1,234)	$ (1,234)		$ (1,994)	$ (1,994)	
Noninterest income	$ 56,628	$ 56,628		$ 53,258	$ 53,258	
less: gains (losses) on security transactions	-	(58)	A	-	(466)	A
less: other	-	(94)	A	-	227	A
Total noninterest income	$ 56,628	$ 56,780		$ 53,258	$ 53,497	
Noninterest expense	$ 122,044	$ 122,044		$ 120,615	$ 120,615	
less: tax credit investment writedown	-	104	A	-	984	A
less: online banking conversion costs	-	787	A	-	1,717	A
less: other	-	(395)	A	-	1,044	A
Total noninterest expense	$ 122,044	$ 121,548		$ 120,615	$ 116,870	
Income before income taxes	$ 78,366	$ 79,014		$ 81,150	$ 85,134	
Income tax expense	$ 15,305	$ 15,305		$ 15,483	$ 15,483	
plus: after-tax impact of tax credit investment @ 21%	-	82		-	81	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	136		-	837	
Total income tax expense	$ 15,305	$ 15,523		$ 15,483	$ 16,401	
Net income	$ 63,061	$ 63,491		$ 65,667	$ 68,733	
Net earnings per share - diluted	$ 0.66	$ 0.67		$ 0.69	$ 0.72	
Pre-tax, pre-provision return on average assets	2.11%	2.12%		2.17%	2.27%	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

FIRST

first financial bancorp

7

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.66$0.69$0.74$0.73 $0.59 $0.67 $0.72 $0.76 $0.73 $0.61 3Q232Q231Q234Q223Q22 Diluted EPS Adjusted EPS 1 1.48%1.55%1.69%1.63% 1.35% 1.49% 1.62%1.72%1.63% 1.40% 3Q232Q231Q234Q223Q22 ROA Adjusted ROA 1 23.60%25.27% 29.02%29.93% 22.29% 23.76% 26.46% 29.64%29.86% 23.12% 3Q232Q231Q234Q223Q22 ROATCE Adjusted ROATCE 1 69.3% 58.2% 54.3% 56.8% 57.5%58.5% 55.1% 53.3% 54.9% 57.3% 3Q22 4Q22 1Q23 2Q23 3Q23 Efficiency Ratio Adjusted Efficiency Ratio 1

net interest income & margin 9 Net Interest Margin (FTE) 3Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions 4.21%4.34%4.43%4.32% 3.85% 0.12% 0.14% 0.12% 0.15% 0.12% 4.33% 4.48%4.55% 4.47% 3.98% 3Q232Q231Q234Q223Q22 Basic Margin (FTE) Loan Fees 2Q23 4.48% Asset yields/mix 0.17% Deposit & funding costs/mix -0.31% Other -0.01% 3Q23 4.33% $150.9$154.2$155.0$152.9 $133.7 $4.5 $5.0$4.3$5.0 $4.2 $155.5 $159.2$159.3$157.9 $137.9 3Q232Q231Q234Q223Q22 Basic NII Loan Fees

average balance sheet 10 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $10,624$10,514$10,373$10,059$9,597 7.18%7.03%6.63%6.01% 5.05% 3Q232Q231Q234Q223Q22 Loans Loan Yield 1 $12,787$12,714$12,812$12,632$12,371 1.77% 1.40% 1.00% 0.51% 0.20% 3Q232Q231Q234Q223Q22 Deposits Cost of Deposits $3,394$3,560$3,635$3,705$4,003 4.07%4.01%3.94%3.68% 3.11% 3Q232Q231Q234Q223Q22 Investment Securities Investment Securities Yield

liquidity and beta profile 11 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 72% 72% 77% 79% 81% 82% 82% 82% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Loans / Deposits Ratio 30% 29% 28% 26% 25% 24% 24% 23% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Cash + Securities / Assets 24% 33% 33% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-3Q23 Fed Cycle (+525bps) 53% 77% 66% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-3Q23 Fed Cycle (+525bps)

12 Borrowing Capacity • Interest-bearing deposits with other banks of $453 million • Investment securities portfolio: • 97% of investment portfolio classified as available-for-sale • $662.5 million of expected cash flow from securities portfolio in next 12 months • $624.4 million of floating rate securities with minimal losses • Portfolio duration of 4.5 years at September 30, 2023 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 723,248$ Fed Discount Window availability 865,929 Brokered CDs/Deposit placement services 2,051,054 Fed funds 1,543,000 Total as of September 30, 2023 5,183,231$

loan portfolio 13 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $96.6 million ICRE $3,519 33% Commercial & Small Business Banking $3,315 31% Oak Street $682 7% Franchise $241 2% Summit $543 5% Consumer $940 9% Mortgage $1,406 13% Other $1 0% Total $10.6 Billion -$27.8 -$29.0 $23.4 -$13.0 $58.5 $13.6 $72.1 -$1.2 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other

loan concentrations 14 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group NAICS Sector 9/30/23 % of Total Loans Finance and Insurance $821.6 7.7% Real Estate and Rental and Leasing 785.3 7.4% Manufacturing 561.1 5.3% Accommodation and Food Services 298.4 2.8% Health Care and Social Assistance 266.0 2.5% Construction 229.2 2.2% Professional, Scientific, and Technical Services 202.8 1.9% Retail Trade 164.2 1.5% Other Services (except Public Administration) 160.3 1.5% Agriculture, Forestry, Fishing and Hunting 150.5 1.4% Wholesale Trade 133.3 1.3% Transportation and Warehousing 106.6 1.0% Arts, Entertainment, and Recreation 86.2 0.8% Administrative and Support and Waste Manageme 71.3 0.7% Public Administration 60.3 0.6% Other 118.6 1.1% Grand Total $4,215.8 39.6% Property Type 9/30/23 % of Total Loans Residential Multi Family 5+ $1,098.3 10.3% Retail Property 767.9 7.2% Office 475.0 4.5% Industrial 379.0 3.6% Hospital/Nursing Home 290.6 2.7% Hotel 206.7 1.9% Land 94.0 0.9% Residential 1-4 Family 87.0 0.8% Other Real Estate 52.0 0.5% Other 68.8 0.6% Grand Total $3,519.4 33.1%

area of focus - office portfolio (non-owner occupied) 15 Office Property Type All dollars shown in millions Office Property Market Office Risk Classification • $475 million balance represents 4.5% of total loan portfolio • 67% of portfolio is suburban • Average LTV of 62% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $27 million on nonaccrual status; 2 relationships • $19 million rated special mention; 3 relationships $380 80% $50 10% $28 6% $17 4% General Office Medical Mixed Use Other $319 67% $144 30% $12 3% Suburban Urban Non-metro $387 81% $42 9% $19 4% $27 6% Pass Watch Special Mention SS/Nonaccrual

deposits 16 Deposit Product Mix (Avg) 3Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): $73.3 million Noninterest- bearing $3,376 26% Interest-bearing demand $1,600 13% Savings $1,171 9% Money Markets $2,384 19% Retail CDs $1,164 9% Brokered Deposits $1,287 10% Public Funds $1,805 14% Total $12.8 billion -$125.0 -$34.6 -$85.9 $252.7 $118.9 -$34.6 -$18.2 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds

average deposit trends 17 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $5,824$5,821$5,903$5,910$6,095$6,232 3Q232Q231Q234Q223Q222Q22 $3,789$3,664$3,881$4,133$4,052$4,051 3Q232Q231Q234Q223Q222Q22 Uninsured deposits (per call report instructions) 5,250$ Less: Public funds 1,581 Less: Intercompany deposits 654 Adjusted uninsured deposits 3,015 Borrowing capacity 5,183 Borrowing capacity in excess of adjusted uninsured deposits $ 2,168 Borrowing capacity as a % of adjusted uninsured deposits 171.9% Adjusted uninsured deposits to total deposits 23.3% $1,805$1,823$1,842$2,026$2,005$2,082 3Q232Q231Q234Q223Q222Q22

average deposit trends-continued 18 All dollars shown in billions 2023 Average deposits by month $5.91 $5.90 $5.90 $5.89 $5.78 $5.79 $5.80 $5.83 $5.85 $3.98 $3.88 $3.79 $3.69 $3.65 $3.65 $3.74 $3.80 $3.83 $1.91 $1.85 $1.77 $1.74 $1.84 $1.88 $1.81 $1.83 $1.78 $11.80 $11.63 $11.45 $11.32 $11.28 $11.32 $11.35 $11.45 $11.45 January February March April May June July August September Personal Business Pub Funds

noninterest income 19 Noninterest Income 3Q23 Highlights All dollars shown in thousands • Total fee income 26.7% of net revenue • Foreign exchange income of $13.4 million; decreased $1.7 million, or 11.0%, from the linked quarter • Leasing business income of $14.5 million; increased $4.3 million, or 41.6%, from the linked quarter • Record trust and wealth management fees of $6.9 million increased $0.2 million, or 3.4%, from the linked quarter • Deposit service charge income of $7.0 million remained relatively unchanged from the linked quarter • Mortgage banking income of $4.1 million; increased $0.2 million, or 6.4%, from the linked quarter • Client derivative income of $1.6 million; decreased $0.2 million, or 11.8%, from the linked quarter Service Charges $6,957 12% Wealth Mgmt $6,943 12% Bankcard income $3,406 6% Client derivative fees $1,612 3% Foreign exchange income $13,384 24% Leasing business income $14,537 26% Mortgage origination income $4,086 7% Other $5,703 10% Total $56.6 million noninterest expense 20 Noninterest Expense 3Q23 Highlights All dollars shown in thousands • Core expenses increased $4.7 million, or 4%, primarily due to higher employee costs, elevated fraud losses and a $2.1 million increase in leasing business expenses • $0.5 million of adjustments include: • Costs related to online banking conversion, as well as other costs not expected to recur such as acquisition, severance and branch consolidation costs Salaries and benefits $75,641 62% Occupancy and equipment $9,150 8% Data processing $8,473 7% Professional services $2,524 2% Intangible amortization $2,600 2% Leasing business expense $8,877 7% Other $14,779 12% Total $122.0 million current expected credit losses - loans and leases 21 ACL / Total Loans 3Q23 Highlights All dollars shown in millions • $162.2 million combined ACL; $11.7 million combined provision expense • $145.2 million ACL – loans and leases; increase driven by net charge-offs; 1.36% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.0 million ACL – unfunded commitments $124.1 $133.0 $141.6 $148.6 $145.2$17.0 $18.4 $20.2 $18.2 $17.0$141.1 $151.4 $161.8 $166.9 $162.2 1.27% 1.29% 1.36% 1.41% 1.36% 3Q22 4Q22 1Q23 2Q23 3Q23 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 22 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $1.7 $(0.2) $0.0 $5.7 $16.4 $8.3 $10.0 $10.5 $10.7 $11.7 0.61% 0.22% 0.00%-0.01% 0.07% 3Q22 4Q22 1Q23 2Q23 3Q23 NCOs Provision Expense NCOs / Average Loans $75.1 $54.0 $34.8 $39.8 $47.4 0.44% 0.32% 0.21%0.23%0.28% 3Q232Q231Q234Q223Q22 NPAs NPAs / Total Assets $140.6$138.9 $159.0 $128.1 $115.0 0.82%0.81% 0.94% 0.75% 0.69% 3Q232Q231Q234Q223Q22 Classified Assets Classified Assets / Total Assets

capital 23 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $13,170,574 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 5.79% 5.95% 6.47% 6.56% 6.50% 8.07% 8.20% 8.54% 8.76% 9.07% 3Q22 4Q22 1Q23 2Q23 3Q23 TCE ratio Adjusted TCE ratio 1 11.60%11.34%11.00%10.83%10.82% 7.00% 3Q232Q231Q234Q223Q22 Tier 1 Common Equity Ratio Basel III minimum 11.94%11.68%11.34%11.17%11.17% 8.50% 3Q232Q231Q234Q223Q22 Tier 1 Capital Ratio Basel III minimum 13.51%13.44%13.11%13.09%13.15% 10.50% 3Q232Q231Q234Q223Q22 Total Capital Ratio Basel III minimum capital ratios, reflecting all unrealized losses1 24 Tier 1 Common Equity Ratio Total Capital Ratio 9/30 Risk Weighted Assets = $13,170,574 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 9.62%9.48%9.37%8.93%8.83% 7.00% 3Q232Q231Q234Q223Q22 Tier 1 Common Equity Ratio Basel III minimum 1 9.99%9.85%9.74%9.30%9.21%8.50% 3Q232Q231Q234Q223Q22 Tier 1 Capital Ratio Basel III minimum 1 11.72%11.73%11.64% 11.36%11.36% 10.50% 3Q232Q231Q234Q223Q22 Total Capital Ratio Basel III minimum1 capital strategy 25 Strategy & DeploymentTangible Book Value Per Share • 4.7% annualized dividend yield • 34.7% of 3Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 3Q23; no plans to repurchase shares in near- term • Slight decrease in TBV per share driven by decline in AOCI $10.91 $11.02 $10.76 $9.97 $9.48 3Q232Q231Q234Q223Q22 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid single digits in near-term • Deposit balances expected to increase modestly in near-term • Investment portfolio expected to modestly decline as cash flows fund loan growth 26 • Total noninterest expense expected to be $121 - 123 million • Expected to be stable excluding growth in leasing business expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be similar to 3Q • Stable ACL coverage as a percentage of loans expected • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total expected fee income of $55 - 57 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • 4.15% - 4.25% with no further Fed tightening actions • Uncertainty remains around Fed Funds path, deposit repricing, loan growth Capital • Expect to maintain dividend at current levels

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 27 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 28 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2023 2023 2023 2022 2022 Net interest income 155,455$ 159,232$ 159,318$ 157,896$ 137,892$ Tax equivalent adjustment 1,659 1,601 1,424 1,553 1,712 Net interest income - tax equivalent 157,114$ 160,833$ 160,742$ 159,449$ 139,604$ Average earning assets 14,404,144$ 14,403,542$ 14,326,645$ 14,136,477$ 13,917,815$ Net interest margin1 4.28% 4.43% 4.51% 4.43% 3.93 % Net interest margin (fully tax equivalent)1 4.33% 4.48% 4.55% 4.47% 3.98 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended, Sep. 30, 2023	June 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022
Net income (a)	$ 63,061	$ 65,667	$ 70,403	$ 69,086	$ 55,705
Average total shareholders' equity	2,153,601	2,137,765	2,082,210	2,009,564	2,089,179
Less:					
Goodwill	(1,005,844)	(1,005,791)	(1,005,713)	(998,575)	(999,690)
Other intangibles	(87,427)	(89,878)	(92,587)	(95,256)	(97,781)
Average tangible equity (b)	1,060,331	1,042,097	983,910	915,733	991,708
Total shareholders' equity	2,129,509	2,143,419	2,121,496	2,041,373	1,994,132
Less:					
Goodwill	(1,005,868)	(1,005,828)	(1,005,738)	(1,001,507)	(998,422)
Other intangibles	(86,378)	(88,662)	(91,169)	(93,919)	(96,528)
Ending tangible equity (c)	1,037,263	1,048,929	1,024,589	945,947	899,182
Less:					
AOCI	(410,005)	(353,010)	(328,059)	(358,663)	(354,570)
Ending tangible equity less AOCI (d)	1,447,268	1,401,939	1,352,648	1,304,610	1,253,752
Total assets	17,054,852	17,090,149	16,933,884	17,003,316	16,623,793
Less:					
Goodwill	(1,005,868)	(1,005,828)	(1,005,738)	(1,001,507)	(998,422)
Other intangibles	(86,378)	(88,662)	(91,169)	(93,919)	(96,528)
Ending tangible assets (e)	15,962,606	15,995,659	15,836,977	15,907,890	15,528,843
Risk-weighted assets (f)	13,170,574	13,118,477	13,025,552	12,923,233	12,467,422
Total average assets	16,951,389	16,968,055	16,942,999	16,767,598	16,385,989
Less:					
Goodwill	(1,005,844)	(1,005,791)	(1,005,713)	(998,575)	(999,690)
Other intangibles	(87,427)	(89,878)	(92,587)	(95,256)	(97,781)
Average tangible assets (g)	$ 15,858,119	$ 15,872,386	$ 15,844,699	$ 15,673,767	$ 15,288,518
Ending shares outstanding (h)	95,117,180	95,185,483	95,190,406	94,891,099	94,833,964
Ratios					
Return on average tangible shareholders' equity (a)/(b)	23.60%	25.27%	29.02%	29.93%	22.29%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(e)	6.50%	6.56%	6.47%	5.95%	5.79%
Risk-weighted assets (c)/(f)	7.88%	8.00%	7.87%	7.32%	7.21%
Ending tangible equity excluding AOCI as a percent of:					
Ending tangible assets (d)/(e)	9.07%	8.76%	8.54%	8.20%	8.07%
Average tangible equity as a percent of average tangible assets (b)/(g)	6.69%	6.57%	6.21%	5.84%	6.49%
Tangible book value per share (c)/(h)	$ 10.91	$ 11.02	$ 10.76	$ 9.97	$ 9.48

All dollars shown in thousands

FIRST
first financial bancorp
29
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

appendix: non-GAAP to GAAP reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	3Q23		2Q23		1Q23		4Q22	
	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 155,455	$ 155,455	$ 159,232	$ 159,232	$ 159,318	$ 159,318	$ 157,896	$ 157,896
Provision for credit losses-loans and leases (j)	12,907	12,907	12,719	12,719	8,644	8,644	8,689	8,689
Provision for credit losses-unfunded commitments (j)	(1,234)	(1,234)	(1,994)	(1,994)	1,835	1,835	1,341	1,341
Noninterest income	56,628	56,628	53,258	53,258	55,543	55,543	56,035	56,035
less: gains (losses) on security transactions		(58)		(466)		121		922
less: other		(94)		227		-		-
Total noninterest income (g)	56,628	56,780	53,258	53,497	55,543	55,422	56,035	55,113
Noninterest expense	122,044	122,044	120,615	120,615	116,693	116,693	124,442	124,442
less: tax credit investment writedown		104		984		104		6,406
less: Summit acquisition costs		787		1,717		31		149
less: Other		(395)		1,044		2,000		558
Total noninterest expense (e)	122,044	121,548	120,615	116,870	116,693	114,558	124,442	117,329
Income before income taxes (i)	78,366	79,014	81,150	85,134	87,689	89,703	79,459	85,650
Income tax expense	15,305	15,305	15,483	15,483	17,286	17,286	10,373	10,373
plus: tax effect of adjustments		82		81		82		5,061
plus: after-tax impact of tax credit investments @ 21%		136		837		423		1,300
Total income tax expense (h)	15,305	15,523	15,483	16,401	17,286	17,791	10,373	16,734
Net income (a)	$ 63,061	$ 63,491	$ 65,667	$ 68,733	$ 70,403	$ 71,912	$ 69,086	$ 68,916
Average diluted shares (b)	95,117	95,117	95,185	95,185	95,190	95,190	94,832	94,832
Average assets (c)	16,951,389	16,951,389	16,968,055	16,968,055	16,942,999	16,942,999	16,767,598	16,767,598
Average shareholders' equity	2,153,601	2,153,601	2,137,765	2,137,765	2,082,210	2,082,210	2,009,564	2,009,564
Less:								
Goodwill and other intangibles	(1,093,271)	(1,093,271)	(1,095,669)	(1,095,669)	(1,098,300)	(1,098,300)	(1,093,831)	(1,093,831)
Average tangible equity (d)	1,060,331	1,060,331	1,042,097	1,042,097	983,910	983,910	915,733	915,733
Ratios								
Net earnings per share - diluted (a)/(b)	$ 0.66	$ 0.67	$ 0.69	$ 0.72	$ 0.74	$ 0.76	$ 0.73	$ 0.73
Return on average assets - (a)/(c)	1.48%	1.49%	1.55%	1.62%	1.69%	1.72%	1.63%	1.63%
Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c)	2.11%	2.12%	2.17%	2.27%	2.35%	2.40%	2.12%	2.26%
Return on average tangible shareholders' equity - (a)/(d)	23.60%	23.76%	25.27%	26.46%	29.02%	29.64%	29.93%	29.86%
Efficiency ratio - (e)/((f)+(g))	57.5%	57.3%	56.8%	54.9%	54.3%	53.3%	58.2%	55.1%
Effective tax rate - (h)/(i)	19.5%	19.6%	19.1%	19.3%	19.7%	19.8%	13.1%	19.5%

All dollars shown in thousands

FIRST
first financial bancorp
30
EQUAL OPPORTUNITY LENDER FDIC

31 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202